Exhibit 99.2
Westar Energy, Inc.
Third Quarter 2013 Earnings
Released November 7, 2013

Bruce Burns
Director Investor Relations
785-575-8227
bruce.burns@WestarEnergy.com

NOTE:
The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Three Months Ended September 30,
	2013	2012	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$237,984	$250,757	$(12,773)	(5.1)
Commercial	199,921	194,032	5,889	3.0
Industrial	98,410	96,656	1,754	1.8
Other retail	3,849	6,407	(2,558)	(39.9)
Total Retail Revenues	540,164	547,852	(7,688)	(1.4)
Wholesale	94,496	88,784	5,712	6.4
Transmission	52,410	49,137	3,273	6.7
Other	7,904	9,985	(2,081)	(20.8)
Total Revenues	694,974	695,758	(784)	(0.1)
OPERATING EXPENSES:
Fuel and purchased power	178,562	177,506	1,056	0.6
Operating and maintenance	169,100	149,001	20,099	13.5
Depreciation and amortization	68,861	65,061	3,800	5.8
Selling, general and administrative	54,245	54,300	(55)	(0.1)
Total Operating Expenses	470,768	445,868	24,900	5.6
INCOME FROM OPERATIONS	224,206	249,890	(25,684)	(10.3)
OTHER INCOME (EXPENSE):
Investment earnings	2,863	2,729	134	4.9
Other income	12,321	6,115	6,206	101.5
Other expense	(6,195)	(6,278)	83	1.3
Total Other Income	8,989	2,566	6,423	250.3
Interest expense	45,708	45,017	691	1.5
INCOME BEFORE INCOME TAXES	187,487	207,439	(19,952)	(9.6)
Income tax expense	52,392	66,372	(13,980)	(21.1)
NET INCOME	135,095	141,067	(5,972)	(4.2)
Less: Net income attributable to noncontrolling interests	1,970	1,786	184	10.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	$133,125	$139,281	$(6,156)	(4.4)
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$1.04	$1.10	$(0.06)	(5.5)
Diluted earnings per common share	$1.04	$1.09	$(0.05)	(4.6)
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	127,445	126,783	662	0.5
Diluted	128,111	127,135	976	0.8
DIVIDENDS DECLARED PER COMMON SHARE	$0.34	$0.33	$0.01	3.0
Effective income tax rate	27.94%	32.00%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Income
(Unaudited)

	Nine Months Ended September 30,
	2013	2012	Change	% Change
	(Dollars in Thousands, Except Per Share Amounts)
REVENUES:
Residential	$568,662	$566,069	$2,593	0.5
Commercial	513,049	493,814	19,235	3.9
Industrial	282,155	278,036	4,119	1.5
Other retail	2,905	1,125	1,780	158.2
Total Retail Revenues	1,366,771	1,339,044	27,727	2.1
Wholesale	262,749	228,966	33,783	14.8
Transmission	156,725	144,480	12,245	8.5
Other	24,531	25,208	(677)	(2.7)
Total Revenues	1,810,776	1,737,698	73,078	4.2
OPERATING EXPENSES:
Fuel and purchased power	483,014	452,840	30,174	6.7
Operating and maintenance	491,132	461,515	29,617	6.4
Depreciation and amortization	203,305	204,640	(1,335)	(0.7)
Selling, general and administrative	157,668	164,346	(6,678)	(4.1)
Total Operating Expenses	1,335,119	1,283,341	51,778	4.0
INCOME FROM OPERATIONS	475,657	454,357	21,300	4.7
OTHER INCOME (EXPENSE):
Investment earnings	8,612	6,456	2,156	33.4
Other income	29,748	27,242	2,506	9.2
Other expense	(13,911)	(14,246)	335	2.4
Total Other Income	24,449	19,452	4,997	25.7
Interest expense	135,790	131,886	3,904	3.0
INCOME BEFORE INCOME TAXES	364,316	341,923	22,393	6.5
Income tax expense	106,514	107,156	(642)	(0.6)
NET INCOME	257,802	234,767	23,035	9.8
Less: Net income attributable to noncontrolling interests	6,344	5,228	1,116	21.3
NET INCOME ATTRIBUTABLE TO WESTAR ENERGY, INC.	251,458	229,539	21,919	9.5
Preferred dividends	—	1,616	(1,616)	(100.0)
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$251,458	$227,923	$23,535	10.3
BASIC AND DILUTED EARNINGS PER AVERAGE COMMON SHARE OUTSTANDING ATTRIBUTABLE TO WESTAR ENERGY, INC. (See 10-Q Note 2):
Basic earnings per common share	$1.97	$1.79	$0.18	10.1
Diluted earnings per common share	$1.96	$1.79	$0.17	9.5
AVERAGE EQUIVALENT COMMON SHARES OUTSTANDING (in thousands):
Basic	127,318	126,639	679	0.5
Diluted	127,851	126,855	996	0.8
DIVIDENDS DECLARED PER COMMON SHARE	$1.02	$0.99	$0.03	3.0
Effective income tax rate	29.24%	31.34%

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Balance Sheets
(Dollars in Thousands, Except Par Values)
(Unaudited)

	September 30, 2013	December 31, 2012
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$9,923	$5,829
Restricted cash	387	573
Accounts receivable, net of allowance for doubtful accounts of $3,073 and $4,916, respectively	266,533	224,439
Fuel inventory and supplies	237,591	249,016
Prepaid expenses	12,780	15,847
Regulatory assets	145,909	114,895
Other	21,149	32,476
Total Current Assets	694,272	643,075
PROPERTY, PLANT AND EQUIPMENT, NET	7,350,935	7,013,765
PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	299,312	321,975
OTHER ASSETS:
Regulatory assets	850,423	887,777
Nuclear decommissioning trust	167,548	150,754
Other	243,345	247,885
Total Other Assets	1,261,316	1,286,416
TOTAL ASSETS	$9,605,835	$9,265,231
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$250,000	$—
Current maturities of long-term debt of variable interest entities	27,764	25,942
Short-term debt	52,100	339,200
Accounts payable	178,213	180,825
Accrued dividends	43,199	41,743
Accrued taxes	100,180	58,624
Accrued interest	65,817	77,891
Regulatory liabilities	40,179	37,557
Other	96,643	84,359
Total Current Liabilities	854,095	846,141
LONG-TERM LIABILITIES:
Long-term debt, net	2,968,797	2,819,271
Long-term debt of variable interest entities, net	195,074	222,743
Deferred income taxes	1,296,909	1,197,837
Unamortized investment tax credits	189,140	191,512
Regulatory liabilities	286,475	285,618
Accrued employee benefits	550,037	564,870
Asset retirement obligations	158,904	152,648
Other	69,204	74,336
Total Long-Term Liabilities	5,714,540	5,508,835
COMMITMENTS AND CONTINGENCIES (See 10-Q Notes 10 and 11)
EQUITY:
Westar Energy, Inc. Shareholders’ Equity:
Common stock, par value $5 per share; authorized 275,000,000 shares; issued and outstanding 127,064,039 shares and 126,503,748 shares, respective to each date	635,320	632,519
Paid-in capital	1,669,792	1,656,972
Retained earnings	727,568	606,649
Total Westar Energy, Inc. Shareholders’ Equity	3,032,680	2,896,140
Noncontrolling Interests	4,520	14,115
Total Equity	3,037,200	2,910,255
TOTAL LIABILITIES AND EQUITY	$9,605,835	$9,265,231

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Consolidated Statements of Cash Flows
(In Thousands)
(Unaudited)

	Nine Months Ended September 30,
	2013	2012
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$257,802	$234,767
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	203,305	204,640
Amortization of nuclear fuel	15,270	16,658
Amortization of deferred regulatory gain from sale leaseback	(4,121)	(4,121)
Amortization of corporate-owned life insurance	10,442	17,062
Non-cash compensation	6,148	5,482
Net deferred income taxes and credits	107,709	106,730
Stock-based compensation excess tax benefits	(502)	(1,628)
Allowance for equity funds used during construction	(9,473)	(9,096)
Changes in working capital items:
Accounts receivable	(42,400)	(40,740)
Fuel inventory and supplies	13,842	(19,634)
Prepaid expenses and other	2,992	14,680
Accounts payable	2,088	(7,201)
Accrued taxes	44,573	40,825
Other current liabilities	(53,042)	(88,402)
Changes in other assets	(22,682)	(1,061)
Changes in other liabilities	21,159	(15,005)
Cash Flows from Operating Activities	553,110	453,956
CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(557,988)	(598,426)
Purchase of securities - trusts	(61,495)	(18,684)
Sale of securities - trusts	76,906	19,808
Investment in corporate-owned life insurance	(17,724)	(18,404)
Proceeds from investment in corporate-owned life insurance	147,591	16,501
Proceeds from federal grant	876	4,470
Investment in affiliated company	(2,694)	(6,550)
Other investing activities	(2,886)	(30)
Cash Flows used in Investing Activities	(417,414)	(601,315)
CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	(287,741)	(71,544)
Proceeds from long-term debt	492,572	541,374
Retirements of long-term debt	(100,000)	(220,563)
Retirements of long-term debt of variable interest entities	(25,498)	(7,765)
Repayment of capital leases	(2,262)	(1,984)
Borrowings against cash surrender value of corporate-owned life insurance	57,948	64,479
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(145,418)	(18,369)
Stock-based compensation excess tax benefits	502	1,628
Preferred stock redemption	—	(22,567)
Issuance of common stock	4,526	5,348
Distributions to shareholders of noncontrolling interests	(1,657)	(3,252)
Other financing activities	(2,699)	—
Cash dividends paid	(121,875)	(118,586)
Cash Flows (used in) from Financing Activities	(131,602)	148,199
NET CHANGE IN CASH AND CASH EQUIVALENTS	4,094	840
CASH AND CASH EQUIVALENTS:
Beginning of period	5,829	3,539
End of period	$9,923	$4,379

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
3rd Quarter 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$139,281		$1.10

		Favorable/(Unfavorable)

	Retail		(7,688)	A
	Wholesale		5,712	B
	Transmission		3,273
	Other revenues		(2,081)
	Fuel and purchased power		(1,056)	C
	SPP network transmission costs		(2,799)
	Gross Margin		(4,639)
	Operating and maintenance w/o SPP NITS		(17,300)	D
	Depreciation and amortization		(3,800)	E
	Selling, general and administrative		55
	Other income (expense)		6,423	F
	Interest expense		(691)
	Income tax expense		13,980	G
	Net income attributable to noncontrolling interests		(184)
	Change in shares outstanding	(0.01)

2013 earnings attributable to common stock			$133,125		$1.04

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to an 5% decrease in retail MWh sales (see page 7 for changes by customer class)

B	Due to a 13% increase in MWh sales (see page 7 for changes by customer class)

C	Due primarily to a 8% increase in the average cost of MWhs purchased

D
Major contributors include: higher property tax expense (this is largely offset in revenues through a property tax surcharge) -- ($3.6M); higher tree trimming costs (offset through increased prices) -- ($3.0M); higher operating and maintenance cost of fossil generating units -- ($5.9M); higher cost at Wolf Creek including higher amortization of refueling outage costs and recognition of costs incurred during an unscheduled maintenance outage -- ($4.2M)

E	Due principally to property additions

F	Due primarily to recording higher COLI proceeds in 2013 -- $7.5M

G	Due primarily to lower income before income taxes

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
YTD September 2013 vs. 2012

Earnings Variances
			Change
		($ per share)	(Dollars in Thousands)		($ per share)
2012 earnings attributable to common stock			$227,923		$1.79

		Favorable/(Unfavorable)

	Retail		27,727	A
	Wholesale		33,783	B
	Transmission		12,245
	Other revenues		(677)
	Fuel and purchased power		(30,174)	C
	SPP network transmission costs		(9,569)
	Gross Margin		33,335
	Operating and maintenance w/o SPP NITS		(20,048)	D
	Depreciation and amortization		1,335	E
	Selling, general and administrative		6,678	F
	Other income (expense)		4,997	G
	Interest expense		(3,904)
	Income tax expense		642
	Net income attributable to noncontrolling interests		(1,116)
	Preferred dividends		1,616
	Change in shares outstanding	(0.01)

2013 earnings attributable to common stock			$251,458		$1.97

	Major factors influencing the period to period change in EPS -- Favorable/(Unfavorable)
A	Due primarily to increased average retail prices (see page 8 for changes by customer class)

B	Due to MWh sales increasing 20% (see page 8 for changes by customer class)

C	Due principally to increased MWhs generated

D
Due principally to: higher property tax expense (this is largely offset in revenues through a property tax surcharge) -- ($13M); higher operating and maintenance cost for fossil fuel generation -- ($6.0M); higher tree trimming costs (offset through increased prices) -- ($3.3M)

E	Due to reduced depreciation rates to reflect changes in the estimated useful lives of some of our assets

F	Due primarily to restructuring insurance contracts to lower post-retirement and other employee benefit cost -- $11.7M; lower labor costs -- $6.7M; higher pension costs -- ($12.8M)

G	Due primarily to recording more COLI benefits -- $4.9M

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Three Months Ended September 30,
	2013	2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$237,984	$250,757	$(12,773)	(5.1)
Commercial	199,921	194,032	5,889	3.0
Industrial	98,410	96,656	1,754	1.8
Other retail	3,153	3,125	28	0.9
Provision for rate refunds	696	3,282	(2,586)	(78.8)
Total Retail Revenues	540,164	547,852	(7,688)	(1.4)
Tariff-based wholesale	76,111	77,332	(1,221)	(1.6)
Market-based wholesale	18,385	11,452	6,933	60.5
Transmission	52,410	49,137	3,273	6.7
Other	7,904	9,985	(2,081)	(20.8)
Total Revenues	$694,974	$695,758	$(784)	(0.1)

Electricity Sales	(Thousands of MWh)
Residential	2,073	2,270	(197)	(8.7)
Commercial	2,163	2,215	(52)	(2.3)
Industrial	1,396	1,437	(41)	(2.9)
Other retail	22	20	2	10.0
Total Retail	5,654	5,942	(288)	(4.8)
Tariff-based wholesale	1,611	1,699	(88)	(5.2)
Market-based wholesale	755	395	360	91.1
Total wholesale	2,366	2,094	272	13.0
Total Electricity Sales	8,020	8,036	(16)	(0.2)

	(Dollars per MWh)
Total retail	$95.54	$92.20	$3.34	3.6
Tariff-based wholesale	$47.24	$45.52	$1.72	3.8
Market-based wholesale	$24.35	$28.99	$(4.64)	(16.0)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$155,250	$160,774	$(5,524)	(3.4)
Purchased power	27,426	16,436	10,990	66.9
Subtotal	182,676	177,210	5,466	3.1
RECA recovery and other	(4,114)	296	(4,410)	nm
Total fuel and purchased power expense	$178,562	$177,506	$1,056	0.6

Electricity Supply	(Thousands of MWh)
Generated - Gas	626	1,043	(417)	(40.0)
Coal	5,976	5,671	305	5.4
Nuclear	968	1,211	(243)	(20.1)
Wind	97	90	7	7.8
Subtotal electricity generated	7,667	8,015	(348)	(4.3)
Purchased	820	530	290	54.7
Total Electricity Supply	8,487	8,545	(58)	(0.7)

	(Dollars per MWh)
Average cost of fuel used for generation	$20.25	$20.06	$0.19	0.9
Average cost of purchased power	$33.45	$31.01	$2.44	7.9
Average cost of fuel and purchased power	$21.52	$20.74	$0.78	3.8

Degree Days		2012/
	2013	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,104	1,306	(202)	(15.5)
Actual compared to 20 year average	1,104	1,123	(19)	(1.7)
Heating
Actual compared to last year	13	31	(18)	(58.1)
Actual compared to 20 year average	13	44	(31)	(70.5)
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
Revenue, Sales and Energy Supply

Supplemental Data	Nine Months Ended September 30,
	2013	2012	Change	% Change
Revenues	(Dollars In Thousands)
Residential	$568,662	$566,069	$2,593	0.5
Commercial	513,049	493,814	19,235	3.9
Industrial	282,155	278,036	4,119	1.5
Other retail	9,520	9,249	271	2.9
Provision for rate refunds	(6,615)	(8,124)	1,509	18.6
Total Retail Revenues	1,366,771	1,339,044	27,727	2.1
Tariff-based wholesale	210,350	198,657	11,693	5.9
Market-based wholesale	52,399	30,309	22,090	72.9
Transmission	156,725	144,480	12,245	8.5
Other	24,531	25,208	(677)	(2.7)
Total Revenues	$1,810,776	$1,737,698	$73,078	4.2

Electricity Sales	(Thousands of MWh)
Residential	5,075	5,314	(239)	(4.5)
Commercial	5,722	5,841	(119)	(2.0)
Industrial	4,020	4,216	(196)	(4.6)
Other retail	64	63	1	1.6
Total Retail	14,881	15,434	(553)	(3.6)
Tariff-based wholesale	4,418	4,289	129	3.0
Market-based wholesale	2,041	1,103	938	85.0
Total wholesale	6,459	5,392	1,067	19.8
Total Electricity Sales	21,340	20,826	514	2.5

	(Dollars per MWh)
Total retail	$91.85	$86.76	$5.09	5.9
Tariff-based wholesale	$47.61	$46.32	$1.29	2.8
Market-based wholesale	$25.67	$27.48	$(1.81)	(6.6)

Fuel and Purchased Power	(Dollars In Thousands)
Fuel used for generation	$413,062	$374,153	$38,909	10.4
Purchased power	86,959	77,560	9,399	12.1
Subtotal	500,021	451,713	48,308	10.7
RECA recovery and other	(17,007)	1,127	(18,134)	nm
Total fuel and purchased power expense	$483,014	$452,840	$30,174	6.7

Electricity Supply	(Thousands of MWh)
Generated - Gas	1,490	2,183	(693)	(31.7)
Coal	15,910	13,848	2,062	14.9
Nuclear	2,259	2,641	(382)	(14.5)
Wind	311	338	(27)	(8.0)
Subtotal electricity generated	19,970	19,010	960	5.0
Purchased	2,588	3,070	(482)	(15.7)
Total Electricity Supply	22,558	22,080	478	2.2

	(Dollars per MWh)
Average cost of fuel used for generation	$20.68	$19.68	$1.00	5.1
Average cost of purchased power	$33.60	$25.26	$8.34	33.0
Average cost of fuel and purchased power	$22.17	$20.46	$1.71	8.4

Degree Days		2012/
	2013	20 yr Avg	Change	% Change
Cooling
Actual compared to last year	1,600	2,095	(495)	(23.6)
Actual compared to 20 year average	1,600	1,583	17	1.1
Heating
Actual compared to last year	3,103	2,038	1,065	52.3
Actual compared to 20 year average	3,103	2,859	244	8.5
nm - not meaningful

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.

Capitalization
		September 30, 2013		December 31, 2012
		(Dollars in Thousands)
Current maturities of long-term debt		$250,000		$—
Current maturities of long-term debt of VIEs		27,764		25,942
Long-term debt, net		2,968,797		2,819,271
Long-term debt of variable interest entities, net		195,074		222,743
Total long-term debt		3,441,635	53.1%	3,067,956	51.4%
Common equity		3,032,680	46.8%	2,896,140	48.4%
Noncontrolling interests		4,520	0.1%	14,115	0.2%
Total capitalization		$6,478,835	100.0%	$5,978,211	100.0%

GAAP Book value per share		$23.87		$22.89
Period end shares outstanding (in thousands)		127,064		126,504

Outstanding Long-Term Debt

	CUSIP	September 30, 2013		December 31, 2012
Westar Energy:		(Dollars in Thousands)
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000		$250,000
5.15% Series due January 2017	95709TAB6	125,000		125,000
5.95% Series due January 2035	95709TAC4	125,000		125,000
5.10% Series due July 2020	95709TAD2	250,000		250,000
5.875% Series due July 2036	95709TAE0	150,000		150,000
8.625% Series due December 2018	95709TAG5	300,000		300,000
4.125% Series due March 2042	95709TAH3	550,000		550,000
4.10% Series due April 2043	95709TAJ9	250,000		—
4.625% Series due September 2043	95709TAK6	250,000		—
		2,250,000		1,750,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500		30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000		45,000
		75,500		75,500
Total Westar Energy		2,325,500		1,825,500

KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000		175,000
6.15% Series due May 2023	485260B@1	50,000		50,000
6.64%Series due May 2038	485260B#9	100,000		100,000
6.70%Series due June 2019	U24448AB5	300,000		300,000
		625,000		625,000
Pollution control bond series:
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940		21,940
5.3% Series due June 2031	121825BW2	108,600		108,600
5.3% Series due June 2031	933623BR0	18,900		18,900
4.85% Series due June 2031	121825CB7	50,000		50,000
5.6% Series due June 2031	121825CD3	—		50,000
6.0% Series due June 2031	121825CE1	—		50,000
5.0% Series due June 2031	121825CF8	50,000		50,000
Variable rate series due April 2032 (St Marys)	792609AE9	14,500		14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000		10,000
		273,940		373,940
Total KGE		898,940		998,940

Total long-term debt		3,224,440		2,824,440
Unamortized debt discount		(5,643)		(5,169)
Long-term debt due within one year		(250,000)		—
Total long-term debt, net		$2,968,797		$2,819,271

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

Westar Energy, Inc.
GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in the costs of fuel and purchased power. Fuel and purchased power costs for wholesale customers are recovered at prevailing market prices or based on a predetermined formula with a price adjustment approved by FERC. As a result, changes in fuel and purchased power costs are offset in revenues with minimal impact on net income. For this reason, Westar management believes that gross margin is useful for understanding and analyzing changes in operating performance from one period to the next. Gross margin is calculated as total revenues, including transmission revenues, less the sum of fuel and purchased power costs and amounts billed by the SPP for network transmission costs (SPP NITS). Accordingly, gross margin reflects transmission revenues and costs on a net basis. However, transmission costs are recorded as operating and maintenance expense on Westar's consolidated statements of income.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three and nine months ended September 30, 2013 and 2012 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations for both periods. Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended September 30,			Nine Months Ended September 30,
	2013	2012	Change	2013	2012	Change
	(Dollars in Thousands)
Revenues
Residential	$237,984	$250,757	$(12,773)	$568,662	$566,069	$2,593
Commercial	199,921	194,032	5,889	513,049	493,814	19,235
Industrial	98,410	96,656	1,754	282,155	278,036	4,119
Other retail	3,849	6,407	(2,558)	2,905	1,125	1,780
Total Retail Revenues	540,164	547,852	(7,688)	1,366,771	1,339,044	27,727
Wholesale	94,496	88,784	5,712	262,749	228,966	33,783
Transmission	52,410	49,137	3,273	156,725	144,480	12,245
Other	7,904	9,985	(2,081)	24,531	25,208	(677)
Total Revenues	694,974	695,758	(784)	1,810,776	1,737,698	73,078
Less: Fuel and purchased power expense	178,562	177,506	1,056	483,014	452,840	30,174
SPP network transmission costs	45,315	42,516	2,799	133,711	124,142	9,569
Gross Margin	$471,097	$475,736	$(4,639)	$1,194,051	$1,160,716	$33,335

Gross margin	$471,097	$475,736	$(4,639)	$1,194,051	$1,160,716	$33,335
Add: SPP network transmission costs	45,315	42,516	2,799	133,711	124,142	9,569
Less: Operating and maintenance expense	169,100	149,001	20,099	491,132	461,515	29,617
Depreciation and amortization expense	68,861	65,061	3,800	203,305	204,640	(1,335)
Selling, general and administrative expense	54,245	54,300	(55)	157,668	164,346	(6,678)
Income from operations	$224,206	$249,890	$(25,684)	$475,657	$454,357	$21,300

Operating and maintenance expense	$169,100	$149,001	$20,099	$491,132	$461,515	$29,617
Less: SPP network transmission costs	45,315	42,516	2,799	133,711	124,142	9,569
Operating and maintenance expense w/o SPP NITS	$123,785	$106,485	$17,300	$357,421	$337,373	$20,048

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

2013 Earnings Guidance
November Update

2013 updated earnings per share range                        $2.20 - $2.30

November update:
Increase in guidance reflects stronger residential and commercial sales, lower interest expense, additional O&M expense reductions and lower effective income tax rate.

Key drivers and assumptions for 2013:

•	Weather adjusted total retail sales flat

•	Transmission revenue increase ~$18 million effective January

•	Includes companion retail TDC of ~$11 million effective April

•	Combined O&M and SG&A ~5% gross increase

•
Reflects ~1% decrease for all items without revenue offsets (i.e., gross increase includes ~$49 million increase for items with a revenue offset, such as SPP Transmission, property taxes, pension and tree trimming expenses)

•	Depreciation and amortization expense increase ~$4 million

•	Annual adjustment to Environmental Cost Recovery Rider ~$27 million effective June 1

•	Includes $17 million of COLI proceeds vs. $14 million planned

•	Equity AFUDC increase ~$2 million

•	Prairie Wind joint venture earnings increase ~$4 million

•	Effective tax rate of approximately 29-30%

•	Funding 2013 construction program:

•	Primary source will be debt

•	Settle ~2 million shares already priced under earlier forward sale agreements

The effects of the key assumptions are not necessarily independent of one another, and the combination of effects can cause individual impacts smaller or larger than the ranges indicated.

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2012 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 7, 2013, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.

2014 Earnings Drivers

Plan to provide 2014 guidance with year end 2013 results in February

2014 Drivers:

•	Retail MWh sales up modestly 50 - 75 bp

•	Modest price adjustments

◦	$31 million 2012 abbreviated rate case

◦	$37 million transmission formula rate and companion TDC

◦	$13 million environmental cost recovery rider

•	~3% increase in combined O&M and SG&A expenses without revenue offset items

◦	~10% increase top line combined O&M and SG&A expenses, includes transmission and property tax expenses that have revenue offsets

•	COLI proceeds ~$14 million

•	Effective tax rate 31-33%

•	Financing

◦	No additional equity

◦	Refinance $250M first mortgage bond due July

◦	Settle ~$60 million of forward shares already priced under ATM

Forward-looking statements: Certain matters discussed in this document are “forward-looking statements.” The Private Securities Litigation Reform Act of 1995 has established that these statements qualify for safe harbors from liability. Forward-looking statements may include words like “driver,” “assumption,” “believe,” “anticipate,” “target,” “expect,” “pro forma,” “estimate,” “intend,” “guidance” or words of similar meaning. Forward-looking statements describe future plans, objectives, expectations or goals. Although Westar Energy believes that its expectations are based on reasonable assumptions, all forward-looking statements involve risk and uncertainty. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as (1) those discussed in the company’s Annual Report on Form 10-K for the year ended Dec. 31, 2012 (a) under the heading, “Forward-Looking Statements,” (b) in ITEM 1. Business, (c) in ITEM 1A. Risk Factors, (d) in ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (e) in ITEM 8. Financial Statements and Supplementary Data: Notes 13 and 15; (2) those discussed in the company's Quarterly Report on Form 10-Q filed Nov. 7, 2013, (a) in ITEM 2. Management's Discussion and Analysis of Financial Condition and Results of Operations and (b) in Part I, Financial Information, ITEM 1. Financial Statements: Notes 10 and 11; and (3) other factors discussed in the company’s filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date such statement was made, and the company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement was made.

The Notes to the Condensed Consolidated Financial Statements in the company's Quarterly Report on Form 10-Q for the period ended September 30, 2013 should be read in conjunction with this financial information.